Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2021
Acquisitions and Dispositions
Acquisitions and Dispositions
3.	Acquisitions and Dispositions

C Acquisition

On December 3, 2021, the Company completed the acquisition of 100% of the members’ interests of Complex Networks, a publisher of online media content targeting Millennial and Gen Z consumers (the “C Acquisition”).

The following table summarizes the fair value of consideration exchanged as a result of the C Acquisition:

Cash consideration(1)	$197,966
Share consideration(2)	96,200
Total consideration	$294,166
(1)	Includes the cash purchase price of $200.0 million adjusted for certain closing specified liabilities as specified in the C Acquisition Purchase Agreement.
(2)	Represents 10,000,000 shares of BuzzFeed Class A common stock at a price of $9.62 per share, which is based on the Company’s closing stock price for Class A common stock on the Closing Date.

The following table summarizes the preliminary determination of the fair value of identifiable assets acquired and liabilities assumed from the C Acquisition. The purchase price allocation for the assets acquired and liabilities assumed may be subject to change as additional information is obtained during the acquisition measurement period.

Cash	2,881
Accounts receivable	22,581
Prepaid and other current assets	17,827
Property and equipment	332
Intangible assets	119,100
Goodwill	189,391
Accounts payable	(2,661)
Accrued expenses	(12,319)
Accrued compensation	(12,867)
Deferred revenue	(5,855)
Deferred tax liabilities	(22,776)
Other liabilities	(1,468)
Total consideration for Complex Networks	294,166

The table below indicates the estimated fair value of each of the identifiable intangible assets:

		Weighted Average
	Asset Fair Value	Useful Life (Years)
Trademarks & tradenames	97,000	15
Customer relationships	17,000	4
Developed technology	5,100	3

The fair values of the intangible assets were estimated using Level 3 inputs. The fair value of trademarks and trade names was determined using the relief from royalty method, the fair value of customer relationships was determined using the multi-period excess earnings approach, and the fair value of acquired technology was determined using the replacement cost approach. The excess of purchase consideration over the fair value of net tangible and identifiable intangible assets acquired resulted in $189.4 million of goodwill, which is primarily attributed to workforce and synergies, and is not deductible for tax purposes.

The C Acquisition contributed $18.5 million of revenue and $1.2 million of net income for the year ended December 31, 2021.

Pro Forma Financial Information

The following unaudited pro forma information has been presented as if the C Acquisition occurred on January 1, 2020. The information is based on the historical results of operations of Complex Networks, adjusted for:

1.The allocation of purchase price and related adjustments, including adjustments to amortization expense related to the fair value of intangible assets acquired;
2.Impacts of issuance of the Notes to partially fund the acquisition, including interest;
3.The movement and allocation of all acquisition-related costs incurred during the twelve months ended December 31, 2021 to the twelve months ended December 31, 2020;
4.Associated tax-related impacts of adjustments; and
5.Changes to align accounting policies.

The pro forma results do not necessarily represent what would have occurred if the C Acquisition had taken place on January 1, 2020, nor do they represent the results that may occur in the future. The pro forma adjustments were based on available information and upon assumptions that the Company believes are reasonable to reflect the impact of these acquisitions on the Company’s historical financial information on a supplemental pro forma basis. The following table presents the Company’s pro forma combined revenues and net income.

	Year Ended December 31,
	2021	2020
Revenue	$521,224	$446,368
Net loss	(19,747)	(12,972)

Acquisition of HuffPost and Verizon Investment

On February 16, 2021, the Company completed the acquisition of 100% of TheHuffingtonPost.com, Inc. (“HuffPost”) (“HuffPost Acquisition”), a publisher of online news and media content, from entities controlled by Verizon Communications Inc. (“Verizon”). The Company issued 6,478,032 shares of non-voting BuzzFeed Class C common stock to an entity controlled by Verizon, of which 2,639,322 were in exchange for the acquisition of HuffPost and 3,838,710 were in exchange for a concurrent $35.0 million cash investment in the Company by Verizon, which was accounted for as a separate transaction.

The following table summarizes the fair value of consideration exchanged as a result of the HuffPost Acquisition:

Fair value of common stock issued(1)	$24,064
Working capital adjustments	(490)
Total consideration	$23,574
(1)	represents 8,625,234 shares of Legacy BuzzFeed common stock issued at a value of $2.79 per share. The fair value per share was determined using Level 3 inputs using a combination of a market approach based on guideline public companies and an income approach based on estimated discounted cash flows.

The following table summarizes the determination of the fair value of identifiable assets acquired and liabilities assumed from our acquisition of HuffPost. During the year ended December 31, 2021, the Company finalized the fair value of assets acquired and liabilities assumed. Measurement period adjustments were reflected in the fourth quarter of 2021, which is the period in which the adjustments occurred. The adjustments resulted from deferred income tax adjustments.

		Measurement
		Period
	Preliminary	Adjustments	Final
Cash and cash equivalents	5,513	—	5,513
Accounts receivable	3,383	—	3,383
Prepaid and other current assets	611	—	611
Deferred tax assets	116	15	131
Property and equipment	620	—	620
Intangible assets	19,500	—	19,500
Goodwill	5,927	(437)	5,490
Accounts payable	(1,410)	—	(1,410)
Accrued expenses	(4,249)	—	(4,249)
Deferred tax liabilities	(4,251)	422	(3,829)
Other liabilities	(63)	—	(63)
Noncontrolling interests	(2,123)	—	(2,123)
Total consideration for HuffPost	$23,574	$—	$23,574

The fair values of the intangible assets were estimated using Level 3 inputs. The fair value of trademarks and trade names was determined using the relief from royalty method and the fair value of acquired technology was determined using the replacement cost approach. The useful lives of the acquired trademarks and trade names and acquired technology are 15 years and 3 years, respectively. The excess of purchase consideration over the fair value of net tangible and identifiable intangible assets acquired resulted in $5.5 million of goodwill, which is primarily attributed to workforce and synergies, and is not deductible for tax purposes.

The HuffPost Acquisition contributed $30.3 million of revenue for the year ended December 31, 2021. The HuffPost Acquisition did not have a material impact on the Company’s net loss for the year ended December 31, 2021.

Dispositions of HuffPost Italy, HuffPost Korea and HuffPost France

During 2021 the Company disposed of its 51% ownership interests in HuffingtonPost Italia S.R.L (“HuffPost Italy”), HuffingtonPost Korea, Ltd. (“HuffPost Korea”), and Le HuffingtonPost SAS (“HuffPost France”) for nominal consideration and recognized losses on disposition of $1.2 million. HuffPost Italy, HuffPost Korea, and HuffPost France did not have a material impact on the Company’s net loss for the year ended December 31, 2021.

Disposition of BuzzFeed Brazil

In October 2020 the Company completed the sale of 100% ownership of BuzzFeed do Brasil Internet Ltda. (“BuzzFeed Brazil”) for nominal consideration and recognized a loss on disposition of $0.7 million. BuzzFeed Brazil had no impact on the Company’s net income (loss) for the year ended December 31, 2021.